SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   May 24, 2011

ADVANCED CELL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50295	87-0656515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

33 Locke Drive, Marlborough, Massachusetts 01752
(Address of principal executive offices, including zip code)

(508) 756-1212
(Registrant’s telephone number, including area code)

Copies to:
Thomas A. Rose, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

ITEM 8.01 Other Events.

On May 24, 2011,  Robert Lanza, Chief Scientific Officer, of Advanced Cell  Technology, Inc. (the “Company”) adopted a pre-arranged stock trading plan to sell shares of the Company’s common stock beneficially owned  by him.  Dr. Lanza established his plan as part of his individual long-term strategy for asset diversification and liquidity. This plan was established under Rule 10b-5-1 of the Securities Exchange Act of 1934, as amended, and the Company’s polices regarding securities transactions.   Pursuant to Dr. Lanza’s 10b-5 trading plan, a brokerage firm may sell up to 18,500,000 shares of the Company's common stock owned by him, at price intervals ranging between $0.25 and $1.00. The plan has no maximum time limit and will terminate on the earlier to occur of, a) the date upon which the brokerage firm receives notice of Dr. Lanza’s death, (b) Dr. Lanza fails to comply in any material respect with applicable law and/or his obligations under the plan,  (c)  two business days after the date on which the brokerage firm receives written notice that Dr. Lanza has terminated the plan (which may be for any reason), (d) two business days after the brokerage firm notifies Dr. Lanza in writing that the brokerage firm has terminated the plan (which may be for any reason),  (e) two business days after the date on which the brokerage firm receives notice that Dr. Lanza has filed a petition for bankruptcy or the adjustment of Dr. Lanza’s debts, or a petition for bankruptcy has been filed against Dr. Lanza and has not been dismissed within thirty calendar days of its filing, and (f) two business days after the date on which the brokerage firm receives written notice that the Company has withdrawn its Issuer Representations Certificate. The maximum number of shares that may be sold under the plan constitutes approximately 65% of the shares of the Company's common stock that Dr. Lanza beneficially owns.

Any transactions under the foregoing trading plans will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission.

Except as may be required by law, the Company does not undertake to report on specific plans by the Company’s other officers or directors, nor to report modifications, terminations, transactions or other activities under the plan of Dr. Lanza or the plan of any other officer or director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADVANCED CELL TECHNOLOGY, INC.

By:	/s/ Gary Rabin
Gary Rabin
Interim Chief Executive Officer

Dated: June 7, 2011